Exhibit 99.1

NASDAQ: NEOL

Safe Harbor Statement Various remarks that we may make about future expectations, plans and prospects for the Company constitute forward-looking statements for purposes of the Safe-Harbor provisions under The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including those discussed in the Risk Factors sections of our most recent Annual Report on Form 10-K and quarterly reports on form 10-Q, which are on file with the Securities and Exchange Commission.

Strategic Vision “Focus on Execution” Focus on Core Assets Cintredekin Besudotox (CB, IL13-PE38QQR, IL13) NeoLipid® liposomal technology Prioritize Product Portfolio Assessing best regulatory pathway Focus on life cycle management Cost/ROI potential Transition to Fully Integrated Biopharmaceutical Company Evolution from pure R&D to commercial organization Focus on adding Commercial and Regulatory expertise Ensure Strong Fiscal Management Effective cost management Strategic investment to launch CB and support NeoLipid products Pursue Commercial Opportunities

IL13-PE38QQR (cintredekin besudotox) Potential New Treatment for Glioblastoma Multiforme Tumor targeted-cytotoxin (development rationale) GBMs highly express IL13 receptors, healthy cells do not IL13-PE38 binds to IL13 receptors like a “key in a lock” GBMs internalize IL13-PE38 and die Healthy cells do not appear to internalize IL13-PE38 Delivered via Convection Enhanced Delivery (CED) Novel Drug Delivery System Slow continuous infusion of drug directly into the brain through catheters placed by neurosurgeon High concentrations of drug spreads uniformly through tissue Catheters securely anchored and patients are ambulatory

About Glioblastoma Multiforme (GBM) Targeted Treatment is Key Unique Characteristics Affects adults and children, males and females 3rd leading cause of cancer death in persons 15-35 years of age Most aggressive tumor in oncology Located and stays in brain Highly infiltrative Limited Treatments Dismal Survival Outcome 9-12 months median Not markedly improved in 25+ years Surgery – Limited Effectiveness Tumor mass can be removed Microscopic tumor cells remain Radiation – Limited Effectiveness Non-selective Slows – not stops – tumor growth Chemotherapy – Limited Effectiveness Non-selective Limited drug distribution due to blood-brain barrier and diffusion CB FDA Designations Orphan Drug Fast Track Special Protocol Assessment (SPA) Continuous Marketing Application (CMA) Pilot 2 Program

Total Newly Diagnosed GBM Population* Resectable Newly Diagnosed GBM Patients** Resectable Recurrent GBM Patients*** * USA patient data only ** 84% of Newly Diagnosed patients are resectable *** 34% of Recurrent GBM patients are resectable GBM patient population growing 1.5% CAGR/yr(not including 2nd/3rd resections) 12017121981238012566127551294613140200020012002200320042005200640864147420742724337440244682000200120022003200420052006100941024610399105551071410874110382000200120022003200420052006

Cintredekin Besudotox (CB) The Path to Obtaining Approval Phase III PRECISE Trial 294 Patients Enrolled with 276 Intent-to-Treat Randomized 2:1 [2 CB: 1 Gliadel] Sized and Powered @ 80% to achieve 50% improvement in median survival PRECISE Trial End Point Statistically significant separation of the overall patient treatment survival curves Regulatory Milestones 1st Futility Analysis @ 50 deaths May 2005 Passed 2nd Futility Analysis @ 100 deaths November 2005 Passed Interim Efficacy Analysis @ 160 deaths May 2005 Go to Final Target p < 0.005 Final Efficacy Analysis @ 215 deaths 1Q07 expected Target p < 0.048

The PRECISE Trial (CB versus Gliadel) The Path to Obtaining Approval 9 Months 11 Months 14 Months Observed separation between patient enrollment and patient deaths 12+ months Enrollment Completed 50 100 160 225 210 174 153 100 52 0 50 100 150 200 250 300 'Jun-04 'Aug-04 'Oct-04 'Dec-04 'Feb-05 'Apr-05 'Jun-05 'Aug-05 'Oct-05 'Dec-05 'Feb-06 'Apr-06 'Jun-06 'Aug-06 'Oct-06'Dec-06Cumulative EnrollmentFutility & Efficacy Analysis TriggersPatient Enrollment

CB in Initial GBM Diagnosis The Path to Obtaining Approval 10/05 12/04 12/04 07/04 1st patient enrolled Last patient enrolled 05/06 85 6 7 IV 68 13 19 Total 3 6 3 N= 66+ 66 2 III 56 50 3 II 86+ 66 2 I Overall Survival (weeks) % Still Alive # of Patients Alive Cohort Source: Vogelbaum, American Association of Neurological Surgeons, April 2006 – Results of a Phase I Study: Convection-Enhanced Delivery of Cintredekin Besudotox Followed by Radiation Therapy With and Without Temozolomide in Newly Diagnosed Malignant Glioma Patients

CB Phase I compared to Gliadel Phase III* Overall Survival Rates Source: Gliadel Data Gliadel package insert Gliadel median survival: 28 weeks Placebo median survival: 20 weeks Source: CB Data Phase I Experience (AANS 2006) Overall median survival: 44 weeks Optimal catheter placement: 53.6 weeks Sub-optimal catheter placement: 39.3 weeks 43% 52% 400% 63% 60% *Data Not Based on Head-to-Head Study 510358105013407601020304050607080901006-Months1 Year2 YearPlaceboGliadel Phase IIICintredekin Besudotox Phase I

The Path to Obtaining Approval Summary Phase III (PRECISE Trial) in First Recurrent GBM (Extrapolated data) Encouraging preliminary data; final data expected 1Q07 Phase I Data in Recurrent GBM 44 Weeks – Overall Median Survival 52 Weeks – Median Survival w/Adequate Catheter Placement 70 Weeks – Median Survival w/Adequate Catheter Placement, UCSF Experience* Newly Diagnosed GBM Extended survival observed in Phase I trial Source: Kunwar, American Association of Neurological Surgeons, April 2006; Long-Term Follow-Up of Convection- Enhanced Delivery of IL13-PE38QQR: UCSF Experience from Phase I

Strategic Vision “Focus on Execution” Focus on Core Assets Cintredekin Besudotox (CB, IL13-PE38QQR) NeoLipid® liposomal technology Prioritize Product Portfolio Assessing best regulatory pathway Focus on life cycle management Cost/ROI potential Transition to Fully Integrated Biopharmaceutical Company Evolution from pure R&D to commercial organization Focus on adding Commercial and Regulatory expertise Ensure Strong Fiscal Management Effective cost management Strategic investment to launch CB and support NeoLipid products Pursue Commercial Opportunities

Liposomal Technology & Market Opportunity

- **Small size**
  - ~150-200 nanometers
- **Uniform manufacturing**
  - 95% at ≤200 nanometers
- **Entrapment efficiency**
  - >80%
- **Easy to use**
  - Either lyophilized or liquid
- **Electrostatic charge of lipid provides increased solubility**
  - Enhances drug delivery

Market Size/Opportunity

- **Breast (LEP-ETU, LE-DT)**
  - $6.2 Billion
- **Colorectal (LE-SN38)**
  - $3.3 Billion
- **Pancreatic (LE-GEM)**
  - $1.3 Billion*
- ***Global Market Opportunity***
  - ***$10.6 Billion***

•Based on 2005 Gemzar Sales, approved for 1st line pancreatic cancer

Market Size/Opportunity Source – BioPharm Insight (www.biopharminsight.com)

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Liposomal Technology

- **Define Target Product Profile Early**
  - Focus on products that support life cycle management opportunities
- **Assess Product Opportunity**
  - Focus on differentiated products
  - Market entry position (1st or 2nd) is optimal, but not essential
  - Business development opportunities
  - Market potential of product
- **Assess Regulatory/Clinical Path**
  - Obtain FDA input at outset
  - 505(b)(2) where possible

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Portfolio Optimization LE-SN38 – Liposomal SN38 Initiated Phase II (CALGB co-operative group) in 2nd Line Metastatic Colorectal Cancer SN38 is active drug of Camptosar® (pro-drug) Camptosar (Irinotecan, Pfizer), 2005 sales of $900MM+ Patent Expiration = 2007 Approved for metastatic colorectal cancer Potential to be 1st new differentiated camptothecin with possible advantage of improved efficacy and decreased gastrointestinal side effects+ Camptosar** LE-SN38 (Phase I) Dose* 350 35 Diarrhea 84% 35% Constipation <30% 38% Study Size 535 75 + Comparative safety & efficacy have not been established in head-to-head clinical trials* mg/m2 every 3 weeks ** Camptosar Package Insert & Label

Portfolio Optimization

- **LEP-ETU – Liposomal Paclitaxel**
  - Preparing for Phase III via 505(b)(2) pathway
  - Based on non-inferiority with superiority advantage over Taxol in breast cancer
    - **Taxol**® (Paclitaxel, Bristol Myers Squibb)
      - Competing in a $1 billion paclitaxel market, ***Patent Expiration = 2002***
      - Approved for metastatic breast cancer, ovarian cancer, non-small-cell lung cancer, and AIDS related Kaposi's Sarcoma
  - **Potential to be 3rd new differentiated paclitaxel with possible advantage of decreased neuropathy compared to Taxol and Abraxane***

	Taxol**	Abraxane**	LEP-ETU (Phase I)
Dose***	175	260	325♦
Cremophor	Yes	No	No
Pre-medication	Yes	No	No
Neuropathy	*70%*	*71%*	*13%-42%+*
Severe Neuropathy	*7%*	*10%*	*4%*
Study Size	229	233	30++

* Comparative safety & efficacy have not been established in head-to-head clinical trials;

** Package Insert & Label; *** mg/m² every 3 weeks; ♦ Maximum tolerated dose (MTD)

\+ Investigator reported peripheral neuropathy (13%) and all non-central neurological symptoms (42%) at doses from 135-325 mg/m²

++ Doses studied include 135-375 mg/m² with dose limiting toxicity (DLT) observed at 375 mg/m²

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Portfolio Optimization LE-DT – Liposomal Docetaxel Pre-clinical, IND targeted in 2007 Taxotere® (Docetaxel, Sanofi-Aventis), 2005 Global Sales = $2.5 BillionPatent Expiration = 2012 Approved for non-small cell lung cancer (NSCLC), prostate cancer, metastatic breast cancer LE-GEM – Liposomal Gemcitabine Pre-clinical Gemzar®(Gemcitabine, Eli Lilly & Co), 2005 Global Sales = $1.3+ Billion Patent Expiration = 2010 Approved for pancreatic cancer, NSCLC, and metastatic breast cancer

Strategic Vision “Focus on Execution” Focus on Core Assets Cintredekin Besudotox (CB, IL13-PE38QQR) NeoLipid® liposomal technology Prioritize Product Portfolio Assessing best regulatory pathway Focus on life cycle management Cost/ROI potential Transition to Fully Integrated Biopharmaceutical Company Evolution from pure R&D to commercial organization Focus on adding Commercial and Regulatory expertise Ensure Strong Fiscal Management Effective cost management Strategic investment to launch CB and support NeoLipid products Pursue Commercial Opportunities

Transforming into a Fully Integrated Biopharmaceutical Company Recruitment and Staffing of Commercial Entity Tim Walbert, EVP, Commercial Operations HUMIRA Global Launch Team Celebrex International and US Marketing Building commercial oncology franchise to support launch of cintredekin besudotox Adding medical affairs capabilities Sales, marketing and global reimbursement personnel Head of Regulatory Affairs & Quality Assurance Jack Waterman, VP, Regulatory Affairs/Quality Assurance Extensive regulatory product approval and quality assurance experience

Strategic Vision “Focus on Execution” Focus on Core Assets Cintredekin Besudotox (CB, IL13-PE38QQR) NeoLipid® liposomal technology Prioritize Product Portfolio Assessing best regulatory pathway Focus on life cycle management Cost/ROI potential Transition to Fully Integrated Biopharmaceutical Company Evolution from pure R&D to commercial organization Focus on adding Commercial and Regulatory expertise Ensure Strong Fiscal Management Effective cost management Strategic investment to launch CB and support NeoLipid products Pursue Commercial Opportunities

Strong Fiscal Management

- **Short Term Financing Resolved**
  - January 2006 Financing
    - 4.0 M shares @ $10.20/share
    - $39.0M proceeds net of discount and underwriting commissions
- **April 2006 Cost Rationalization Program**
  - 23% workforce reduction to eliminate redundant or unnecessary positions
- **July 2006 Consolidation of Facilities to Waukegan, IL**
  - Improve communication and achieve efficiency
- **Strategic Investments In Commercialization Programs**
  - Proficiency (Catheter Placement Training)
  - Centers of Excellence
  - Experience Program
  - Reimbursement

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Financial Highlights $ in Millions 2005 (Actual) 2006 (Projected) Cash & Investments $30.3 $35.0+ Debt $0.0 $0.0 Net Loss ($38.7) ($36.0-38.0) $ in Millions

Strategic Vision “Focus on Execution” Focus on Core Assets Cintredekin Besudotox (CB, IL13-PE38QQR) NeoLipid® liposomal technology Prioritize Product Portfolio Assessing best regulatory pathway Focus on life cycle management Cost/ROI potential Transition to Fully Integrated Biopharmaceutical Company Evolution from pure R&D to commercial organization Focus on adding Commercial and Regulatory expertise Ensure Strong Fiscal Management Effective cost management Strategic investment to launch CB and support NeoLipid products Pursue Commercial Opportunities

Question & Answer NEOPHARM, Inc. 1850 Lakeside Drive Waukegan, IL 60085 (847) 887-0800 www.neopharm.com